UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2023

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on June 27, 2023, Lordstown Motors Corp., a Delaware corporation (the “Company”), and its subsidiaries (the “Company Parties”) commenced voluntary proceedings under chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) and also filed extensive litigation (the “Foxconn Litigation”) against Hon Hai Precision Industry Co., Ltd (a/k/a Hon Hai Technology Group), and certain of its affiliates.

The Chapter 11 proceedings are being jointly administered under the caption In re: Lordstown Motors Corp., et al., Cases No. 23-10831 through 23-10833 (the “Chapter 11 Cases”) and the Foxconn Litigation is Case No. 23-50414.

In connection with the commencement of the Chapter 11 Cases, the Company filed a number of motions with the Bankruptcy Court. Among these was a motion to establish certain procedures to protect any potential value of the Company’s net operating loss carryforwards and other tax attributes (the “NOLs,” and such motion, the “NOL Motion”). On June 28, 2023, the Bankruptcy Court entered an interim order approving the NOL Motion (the “NOL Order”) and directing the Company, to, among other things, provide notice of the NOL Order (the “Notice of NOL Order”) through a filing on Form 8-K.

The NOL Order establishes certain procedures (the “Procedures”) with respect to direct and indirect trading and transfers of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), and Series A convertible preferred stock, par value $0.0001 per share (the “Series A preferred stock”), in order to protect any potential value of the Company’s NOLs for use in connection with the reorganization. As approved on an interim basis, the Procedures restrict transactions involving, and require notices of the holdings of and proposed transactions by, any person or group of persons that is or, as a result of such a transaction, would become, a Substantial Stockholder of the Class A common stock or Series A preferred stock issued by the Company. For purposes of the Procedures, a “Substantial Stockholder” is any person or, in certain cases, group of persons that beneficially own, directly or indirectly (and/or owns options to acquire) at least approximately 717,502 shares of Class A common stock (representing approximately 4.5% of all issued and outstanding shares of Class A common stock as of June 27, 2023) or at least approximately 13,500 shares of Series A preferred stock (representing approximately 4.5% of all issued and outstanding shares of Series A preferred stock as of June 27, 2023). Pursuant to the Procedures, any Substantial Stockholder must provide notice of such person’s or group’s substantial ownership on or before the date that is the later of (i) 20 calendar days after the date of the notice of the NOL Order and (ii) 10 calendar days after such person or entity qualifies as a Substantial Stockholder.

As set out in the Procedures, prior to entering into any transfer of beneficial ownership of Class A common stock or Series A preferred stock that would result in (i) an increase or decrease in the amount of Class A common stock or Series A preferred stock of which a Substantial Stockholder has beneficial ownership or (ii) any entity or individual becoming or ceasing to be a Substantial Stockholder, the parties to such transfer must file with the Bankruptcy Court and serve on the Notice Parties (as defined in the NOL Motion) an advance written declaration of the intended transfer in accordance with the NOL Motion.

The Procedures further provide, among other things, that any person or entity that is or becomes a 50-percent stockholder must file with the Bankruptcy Court and serve upon the Notice Parties, a declaration of such status on or before the later of (i) 20 calendar days after the date of the notice of the NOL Order and (ii) 10 calendar days after becoming a 50-percent stockholder. For purposes of the Procedures, a 50-percent stockholder is any person or entity that, at any time during the three-year period ending on the last day of the taxable year with respect to which a worthless stock deduction is claimed has had beneficial ownership of 50% or more of the Class A common stock or Series A preferred stock. Prior to filing any U.S. federal or state tax return, or any amendment to such a return, or taking any other action that claims any deduction for worthlessness of beneficial ownership of stock for a taxable year ending before the Company’s emergence from Chapter 11 protection, such 50-percent stockholder must file with the Bankruptcy Court and serve upon the Notice Parties, a declaration of intent to claim a worthless stock deduction.

The Company will have 20 calendar days after receipt of written declarations in connection with transfers of, and worthlessness with respect to, beneficial ownership of Class A common stock or Series A preferred stock to file objections.

Any prohibited transfer of Class A common stock or Series A preferred stock would be null and void from the beginning and may lead to contempt, compensatory damages, punitive damages, or sanctions being imposed by the Bankruptcy Court. A direct or indirect holder of, or prospective holder of, stock issued by the Company should consult the NOL Motion, the NOL Order, and the Procedures set forth therein.

The Notice of NOL Order setting forth the Procedures is furnished as Exhibit 99.1 to this current report on Form 8-K and is hereby incorporated by reference into this Item 7.01.

Court filings and information about the Chapter 11 Cases can be found at a website maintained by the Company’s claims agent, Kurtzman Carson Consultants LLC, at www.kccllc.net/lordstown. A direct link to the Notice of NOL Order is as follows: https://www.kccllc.net/lordstown/document/2310831230630000000000002.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Trading in the Company’s Class A Common Stock

The Company’s stockholders are cautioned that trading in shares of the Company’s Class A common stock during the pendency of the Chapter 11 Cases will be highly speculative and will pose substantial risks. The Company cannot be certain that holders of the Class A common stock will receive any payment or other distribution on account of those shares following the Chapter 11 Cases. As a result, the Company expects that its currently outstanding shares of Class A common stock may have little or no value. Trading prices for the Company’s Class A common stock may bear little or no relation to actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Class A common stock.

Forward-looking Statements

This report includes forward looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “feel,” “believes,” expects,” “estimates,” “projects,” “intends,” “should,” “is to be,” or the negative of such terms, or other comparable terminology. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, which could cause actual results to differ materially from the forward-looking statements contained herein due to many factors. With respect to the matters addressed in this report, those factors include, but are not limited to the risks and uncertainties regarding our ability to successfully complete the Chapter 11 Cases; our ability to obtain timely approval of the Bankruptcy Court with respect to motions filed in the Chapter 11 Cases; the adverse impact of the Chapter 11 Cases on our business, financial condition and results of operations; the outcome of the Foxconn Litigation, ongoing litigation, the SEC investigation and any litigation arising out of the Chapter 11 Cases; the impact of the Chapter 11 Cases on the trading price and volatility of the Company’s Class A common stock and the delisting of the Company’s Class A common stock; our ability to effect a plan of reorganization or liquidation, or to negotiate and consummate a sale or other transaction with a third party; the ability to utilize, and any benefit to the Company from, the NOLs; the sufficiency of our cash on hand and ability to obtain sufficient financing to allow us to conduct our business and facilitate required actions during, and execute our business plan following (should we emerge), the bankruptcy proceedings in an orderly fashion; our ability to comply with terms and conditions of any financing; our ability to maintain our relationships with our employees, suppliers, vendors, customers and other third parties; and the actions and decisions of our stakeholders and other third parties who have interests in our bankruptcy proceedings that may be inconsistent with our operational and strategic plans. There can be no guarantees that we will emerge from bankruptcy protection as a going concern or be able to sell some or all of our assets in an orderly fashion, that we will otherwise realize any significant value for our assets or damages through the Foxconn Litigation, or that our creditors or stockholders (including holders of our Class A common stock) will receive any recovery from the bankruptcy proceedings. Trading prices for our securities may bear little or no relationship to the actual recovery, if any, by holders of our securities in bankruptcy proceedings.

Additional information on potential factors that could affect the Company and its forward-looking statements is included in the Company’s Form 10-K, Form 10-Q and subsequent filings with the SEC. All forward-looking statements are qualified in their entirety by this cautionary statement. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this report.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Notice of NOL Order
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Adam Kroll
	Name:	Adam Kroll
	Title:	Chief Financial Officer
Date: July 3, 2023